EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), Glenn H. Zerbe and Curtis O. Kawlewski, President and Chief Executive Officer and Chief Financial Officer, respectively, of Nuvera Communications, Inc., each certify that to his knowledge (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such report fairly represents, in all material respects, the financial condition and results of operations of Nuvera Communications, Inc.

/s/ Glenn H. Zerbe
Glenn H. Zerbe
President and Chief Executive Officer
(Principal Executive Officer)
March 16, 2021

/s/ Curtis O. Kawlewski
Curtis O. Kawlewski
Chief Financial Officer
(Principal Financial Officer and Chief
Accounting Officer)
March 16, 2021